                                                                    EXHIBIT 20.2



[WFS FINANCIAL LOGO]

                        WFS FINANCIAL 2005-1 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended February 28, 2005
                     for Distribution Date of March 17, 2005


=================================================================================================================================


COLLECTIONS
                                                                                                                   DOLLARS

Payments received                                                                                                64,733,706.77
     Plus / (Less):
             Net Servicer Advances                                                                                1,045,616.76
             Investment Earnings on funds in the Collection Account                                                  53,727.31
                                                                                                               ---------------
Net Collections                                                                                                  65,833,050.84
     Plus / (Less):
             Funds in Spread Account                                                                              8,016,427.62

                                                                                                               ---------------
Total Available Funds                                                                                            73,849,478.46
                                                                                                               ===============


DISTRIBUTIONS


     Servicing Fee                                                                              1,881,997.00
     Trustee and Other Fees                                                                         2,000.00
                                                                                              --------------

Total Fee Distribution                                                                                            1,883,997.00

     Note Interest Distribution Amount - Class A-1                             979,000.00
     Note Interest Distribution Amount - Class A-2                           1,628,229.17
     Note Interest Distribution Amount - Class A-3                           2,492,058.33
     Note Interest Distribution Amount - Class A-4                           1,179,920.00
                                                                          ---------------
                                                                             6,279,207.50

     Note Principal Distribution Amount - Class A-1                         56,758,595.08
     Note Principal Distribution Amount - Class A-2                                  0.00
     Note Principal Distribution Amount - Class A-3                                  0.00
     Note Principal Distribution Amount - Class A-4                                  0.00
                                                                          ---------------
                                                                            56,758,595.08
Total Class A Interest and Principal Distribution                                                                63,037,802.58

     Note Interest Distribution Amount - Class B-1                             305,433.33
     Note Principal Distribution Amount - Class B-1                                  0.00
                                                                          ---------------

Total Class B Interest and Principal Distribution                                                                   305,433.33

     Note Interest Distribution Amount - Class C-1                             332,764.44
     Note Principal Distribution Amount - Class C-1                                  0.00
                                                                          ---------------

Total Class C Interest and Principal Distribution                                                                   332,764.44

     Note Interest Distribution Amount - Class D-1                             289,481.11
     Note Principal Distribution Amount - Class D-1                                  0.00
                                                                          ---------------

Total Class D Interest and Principal Distribution                                                                   289,481.11

     Spread Account Deposit                                                                                       8,000,000.00
                                                                                                               ---------------


Total Distributions                                                                                              73,849,478.46
                                                                                                               ===============


=================================================================================================================================

                        WFS FINANCIAL 2005-1 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended February 28, 2005
                     for Distribution Date of March 17, 2005


=================================================================================================================================

PORTFOLIO DATA:
                                                                                 # of loans
      Beginning Aggregate Principal Balance                                        97,697                     1,600,000,000.00

         Less: Principal Payments                                                              (24,950,243.94)
               Full Prepayments                                                    (1,923)     (26,919,197.25)
               Partial Prepayments                                                     --                  --
               Liquidations                                                           (83)      (1,080,281.71)
                                                                                               --------------
                                                                                                                (52,949,722.90)
                                                                                                             -----------------
      Ending Aggregate Principal Balance                                           95,691                     1,547,050,277.10
                                                                                                             =================

Ending Outstanding Principal Balance of Notes                                                                 1,495,241,404.92
Overcollateralization Amount                                                                                     51,808,872.18
Overcollateralization Level                                                                                               3.35%

OTHER RELATED INFORMATION:

Spread Account:

     Beginning Balance                                                                           8,000,000.00
           Investment earnings on funds in spread account                                           16,427.62
           Less: Funds included in Total Available Funds                                        (8,016,427.62)
           Deposits                                                                              8,000,000.00
           Reductions                                                                                      --
                                                                                               --------------
     Ending Balance                                                                                               8,000,000.00

     Beginning Initial Deposit                                                                   8,000,000.00
           Repayments                                                                                      --
                                                                                               --------------
     Ending Initial Deposit                                                                                       8,000,000.00


Servicer Advances:
     Beginning Unreimbursed Advances                                                                      --
     Net Advances                                                                               1,045,616.76
                                                                                               --------------
                                                                                                                  1,045,616.76

Net Charge-Off Data:
     Charge-Offs                                                                                   30,814.73
     Recoveries                                                                                   (10,526.97)
                                                                                               --------------
     Net Charge-Offs                                                                                                 20,287.76

Delinquencies ( P&I):                                                             # of loans
     30-59 Days                                                                       654       7,143,213.64
     60-89 Days                                                                        19         201,721.45
     90-119 Days                                                                       --                 --
     120 days and over                                                                 --                 --

Repossessions                                                                           2          12,686.25

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of
  the Sale and Servicing Agreement)                                                    --                                   --

Cumulative Charge-Off Percentage                                                                                          0.00%

WAC                                                                                                                    11.2792%
WAM                                                                                                                     62.065

=================================================================================================================================

                        WFS FINANCIAL 2005-1 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended February 28, 2005
                     for Distribution Date of March 17, 2005

=============================================================================================================================
                                                     BEGINNING                              REMAINING            TOTAL
                                  ORIGINAL          OUTSTANDING           PRINCIPAL         OUTSTANDING         PRINCIPAL
                                  PRINCIPAL          PRINCIPAL           DISTRIBUTION        PRINCIPAL         AND INTEREST
   CLASSES                         BALANCE            BALANCE               AMOUNT            BALANCE          DISTRIBUTION
=============================================================================================================================
     A-1                       267,000,000.00      267,000,000.00        56,758,595.08    210,241,404.92      57,737,595.08


     A-2                       375,000,000.00      375,000,000.00                 0.00    375,000,000.00       1,628,229.17


     A-3                       510,000,000.00      510,000,000.00                 0.00    510,000,000.00       2,492,058.33


     A-4                       224,000,000.00      224,000,000.00                 0.00    224,000,000.00       1,179,920.00


     B-1                        60,000,000.00       60,000,000.00                 0.00     60,000,000.00         305,433.33


     C-1                        64,000,000.00       64,000,000.00                 0.00     64,000,000.00         332,764.44


     D-1                        52,000,000.00       52,000,000.00                 0.00     52,000,000.00         289,481.11


=============================================================================================================================

        TOTAL                1,552,000,000.00    1,552,000,000.00        56,758,595.08  1,495,241,404.92      63,965,481.46

=============================================================================================================================

=============================================================================================================================
                                        NOTE MONTHLY                               TOTAL
                                          INTEREST                 PRIOR          INTEREST           INTEREST       CURRENT
    NOTE            INTEREST            DISTRIBUTABLE            INTEREST       DISTRIBUTABLE       DISTRIBUTION    INTEREST
   CLASSES            RATE                 AMOUNT                CARRYOVER         AMOUNT             AMOUNT        CARRYOVER
=============================================================================================================================
     A-1            2.75000%              979,000.00                0.00           979,000.00        979,000.00       0.00

     A-2            3.19000%            1,628,229.17                0.00         1,628,229.17      1,628,229.17       0.00

     A-3            3.59000%            2,492,058.33                0.00         2,492,058.33      2,492,058.33       0.00

     A-4            3.87000%            1,179,920.00                0.00         1,179,920.00      1,179,920.00       0.00

     B-1            3.74000%              305,433.33                0.00           305,433.33        305,433.33       0.00

     C-1            3.82000%              332,764.44                0.00           332,764.44        332,764.44       0.00

     D-1            4.09000%              289,481.11                0.00           289,481.11        289,481.11       0.00


=============================================================================================================================

    TOTAL                               7,206,886.38                0.00         7,206,886.38      7,206,886.38       0.00

=============================================================================================================================

                        WFS FINANCIAL 2005-1 OWNER TRUST
                              Officer's Certificate
                  for Collection Period ended February 28, 2005
                     for Distribution Date of March 17, 2005

================================================================================



Detailed Reporting

          See Schedule F


WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of February 28, 2005 and were performed in conformity with the Sale and Servicing Agreement dated January 01, 2005.



                                            ------------------------------------
                                            Lori Bice
                                            Assistant Vice President
                                            Director Technical Accounting



                                            ------------------------------------
                                            Susan Tyner
                                            Vice President
                                            Assistant Controller




================================================================================